United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2016

ISORAY, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 7, 2016, an article appeared in the Puget Sound Business Journal in which the Chief Operating Officer of IsoRay, Inc., a Minnesota corporation (“IsoRay” or the “Company”), was quoted as saying that IsoRay “could reach breakeven in the next three to five years.” This projection is very preliminary and subject to many variables. It is intended to be considered in the context of the Company's Securities and Exchange Commission ("SEC") filings and other public announcements that the Company may make, by press release or otherwise, from time to time. Once management has further developed its business model, additional information will be disclosed in the upcoming Form 10-K for the fiscal year ended June 30, 2016.

The information contained in this Item 8.01 on Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about IsoRay’s future expectations, including: the projection related to breakeven, and all other statements in this Report, other than historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). This statement is included for the express purpose of availing IsoRay, Inc. of the protections of the safe harbor provisions of the PSLRA. It is important to note that actual results and ultimate corporate actions could differ materially from those in such forward-looking statements based on such factors as physician acceptance, training and use of our products, our ability to successfully manufacture, market and sell our products, our ability to manufacture our products in sufficient quantities to meet demand within required delivery time periods while meeting our quality control standards, our ability to enforce our intellectual property rights, whether additional studies are released and support the conclusions of past studies, whether ongoing patient results with our products are favorable and in line with the conclusions of clinical studies and initial patient results, patient results achieved when our products are used for the treatment of cancers and malignant diseases, successful completion of future research and development activities, whether we, our distributors and our customers will successfully obtain and maintain all required regulatory approvals and licenses to market, sell and use our products in its various forms, continued compliance with ISO standards as audited by BSI, the success of our sales and marketing efforts, changes in reimbursement rates, changes in laws and regulations applicable to our products, and other risks detailed from time to time in IsoRay’s reports filed with the SEC. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 8, 2016

IsoRay, Inc., a Minnesota corporation

By:	/s/ Brien Ragle
Brien Ragle, CFO